SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

-----------------

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                                                                                                                  September 3, 2008

Family Room Entertainment Corporation
-------------------------------------------------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in its Charter)

New Mexico                                                0000-04395                                           85-0206160
-------------------------------------------------------------------------------------------------------------------------
(State or Other Jurisdiction                    (Commission                                      (IRS Employer
of Incorporation)                                       File Number)                                   Identification No.)

1438 North Gower St., Box #68; Bldg #1Courtyard, Ste #21, Hollywood, CA              90028
-------------------------------------------------------------------------------------------------------------------------
(Address of Principal Executive Offices)                                                                        (Zip Code)

Registrant's telephone number, including area code: (323) 993-7310
-------------------------------------------------------------------------------------------------------------------------

1438 North Gower St., Box #68; Bldg #35 Ste #555, Hollywood, CA              90211
-------------------------------------------------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions:

___  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
        240.14d-2(b)).

___  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
         240.13e-4(c)).

Item 8.01 Other Events.

(1)	Address Change

(i)	New Address: 1438 North Gower St., Box #68, Bldg #1 Courtyard, Ste #21, Hollywood, CA 90028

(2)	Common Shares issued and outstanding

(i)	As of August 26, 2008 there are 13,225,203 shares issued and outstanding.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

/s/ George Furla                                          Director, Chief Executive Officer,                                                             September 3, 2008
     George Furla                                           President and Chief Accounting Officer

/s/ Randall Emmett                                      Director, Chief Operating Officer                                                            September 3, 2008
     Randall Emmett                                       Assistant Secretary

/s/ Tony Cataldo                                         Director                                                                                                        September 3, 2008
     Tony Cataldo